UNITED STATES

SECRUITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.        )

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[   ] Preliminary Proxy Statement

[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

Stone Harbor Emerging Markets Total Income Fund

(Exact name of registrant as specified in charter)

Attn: Adam J. Shapiro, Esq.

c/o Stone Harbor Investment Partners LP

31 West 52nd Street, 16th Floor

New York, NY 10019

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filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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STONE HARBOR EMERGING MARKETS INCOME FUND

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

(each a “Fund,” and collectively, the “Funds”)

NOTICE OF JOINT ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON FEBRUARY 20, 2015

To the Shareholders of the Funds:

Notice is hereby given that the Joint Annual Meeting of Shareholders (the “Meeting”) of the Funds will be held at the offices of Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019, on Friday, February 20, 2015, at 3:00 p.m. Eastern Time, for the following purposes:

1.	Shareholders of the Stone Harbor Emerging Markets Income Fund are being asked to elect three (3) Trustees;

2.	Shareholders of the Stone Harbor Emerging Markets Total Income Fund are being asked to elect two (2) Trustees; and

3.	To consider and vote upon such other matters, including adjournments, as may properly come before the Meeting or any adjournments thereof.

These items are discussed in greater detail in the attached Proxy Statement.

The close of business on January 13, 2015 has been fixed as the record date for the determination of shareholders entitled to a notice of and to vote at the Meeting and any adjournments thereof.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE EITHER VOTE VIA THE INTERNET OR COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Trustees of:
Stone Harbor Emerging Markets Income Fund
Stone Harbor Emerging Markets Total Income Fund

/s/ Peter J. Wilby
Peter J. Wilby
President

January 22, 2015

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STONE HARBOR EMERGING MARKETS INCOME FUND (EDF)

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND (EDI)

(Each a “Fund” and collectively, the “Funds”)

JOINT ANNUAL MEETING OF SHAREHOLDERS

January 22, 2015

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the Funds (together, the “Board”) for use at the Joint Annual Meeting of Shareholders of the Funds (the “Meeting”) to be held at the offices of Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019, on Friday, February 20, 2015, at 3:00 p.m. Eastern Time, and at any adjournments thereof.

This Proxy Statement and the accompanying materials were mailed to shareholders on or about January 22, 2015.

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Funds by the mailing on or about January 22, 2015 of the Notice of Joint Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview by officers and Trustees of the Funds and officers, by employees and agents of Computershare Shareowner Services, LLC (“Computershare”), the Funds’ transfer agent, ALPS Fund Services, Inc. (“ALPS”), the Funds’ administrator, Stone Harbor Investment Partners LP (“Stone Harbor” or the “Investment Adviser”), the Funds’ investment adviser, by affiliates of Computershare, ALPS and Stone Harbor and by Broadridge Financial Solutions, Inc. (“Broadridge”), the firm that has been engaged to assist in the tabulation of proxies. Authorization to execute proxies may be obtained from shareholders through instructions transmitted by telephone, facsimile or other electronic means. Under the terms of the engagement, Broadridge will be providing a web site for the dissemination of these proxy materials and tabulation services. The expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Funds. The Funds will also reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the Funds’ Common Shares (as defined below).

THE STONE HARBOR EMERGING MARKETS INCOME FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2014, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 1-866-390-3910 OR VIA THE INTERNET AT WWW.SHIPLPCEF.COM.

THE STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED MAY 31, 2014, AND SEMI-ANNUAL REPORT, INCLUDING UNAUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED NOVEMBER 30, 2014, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 1290 BROADWAY, SUITE 1100, DENVER, COLORADO 80203 OR BY CALLING THE FUND AT 1-866-699-8158 OR VIA THE INTERNET AT WWW.SHIPLPCEF.COM.

If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Common Shares represented thereby will be voted “FOR” the nominee for Trustee(s) identified herein, unless instructions to the contrary are marked thereon, and in the discretion of the proxy holders as to the transaction of any other business that may properly come before the Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and voting his or her Common Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund at c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, New York, New York 10019 prior to the date of the Meeting.

If a quorum is not present at the Meeting, or if a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies, with no notice to shareholders other than announcement at the Meeting. A shareholder vote may be taken on the proposals described in this Proxy Statement prior to such adjournment if sufficient votes have been received for approval and it is otherwise appropriate. Any such adjournment of the Meeting will require the affirmative vote of a majority of those Common Shares present at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote “FOR” any nominee in favor of such adjournment and will vote those proxies which “withheld authority” with respect to each nominee against such adjournment.

The close of business on January 13, 2015 has been fixed as the “Record Date” for the determination of shareholders entitled to notice of and to vote at the Joint Annual Meeting of Shareholders and all adjournments thereof.

Each Fund has one class of capital stock: Common Shares (“Common Shares”). The holders of Common Shares are entitled to one vote for each full share and an appropriate fraction of a vote for each fractional share held. As of the Record Date, the following number of Common Shares were outstanding for each Fund:

Fund	Common Shares Outstanding

Stone Harbor Emerging Markets Income Fund	15,791,687.605

Stone Harbor Emerging Markets Total Income Fund	9,613,153.605

PROPOSALS 1 and 2

ELECTION OF NOMINEES

TO EACH FUND’S BOARD OF TRUSTEES

Nominees for EDF’s Board of Trustees

The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Messers. Flanagan and Brott have been nominated by the Board for election to a three-year term to expire at the Fund’s 2018 Annual Meeting of Shareholders, and Mr. Marchak has been nominated by the Board for election to a one-year term to expire at the Fund’s 2016 Annual Meeting of Shareholders or in each case until their successors are duly elected and qualified.

Proposal 1: Nominees

(1)	Thomas K. Flanagan
(2)	Alan Brott
(3)	Glenn Marchak

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Nominees for EDI’s Board of Trustees

The Fund’s Board is divided into three classes, each class having a term of three years. Each year the term of office for one class will expire. Listed below are the nominees for the Fund. Each nominee is currently a Trustee of the Fund. Messers. McLendon and Marchak have each been nominated by the Board for election to a three-year term to expire at the Fund’s 2018 Annual Meeting of Shareholders, or until their successors are duly elected and qualified.

Proposal 2: Nominees

(1)	Heath B. McLendon
(2)	Glenn Marchak

Unless authority is withheld, it is the intention of the persons named in the proxy to vote the proxy “FOR” the election of the nominees named above. Each nominee has indicated that he has consented to serve as a Trustee if elected at the Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

Information About Each Trustee’s Professional Experience and Qualifications

Provided below is a brief summary of the specific experience, qualifications, attributes or skills for each Trustee/Nominee that warrant their consideration as a Trustee candidate to the Board of Trustees of each Fund, which is structured as an individual investment company under the Investment Company Act of 1940, as amended (“1940 Act”).

Trustee Name	Experience, Qualifications, Attributes and/or Skills for Board Membership
Alan Brott

Significant experience on the Board of Trustees of Stone Harbor Investment Funds, the Funds and/or other business organizations; academic experience; significant public accounting experience, including significant experience as a partner at a public accounting firm.

Heath B. McLendon	Significant experience on the Board of Trustees of Stone Harbor Investment Funds, the Funds and/or other business organizations; executive experience in the mutual fund industry.
Patrick Sheehan

Significant experience on the Board of Trustees of Stone Harbor Investment Funds, the Funds and/or other business organizations; experience in the financial industry, including executive and portfolio management experience.

Thomas K. Flanagan

Significant experience on the Board of Trustees of Stone Harbor Investment Funds and the Funds. Significant experience in the financial industry, including as a portfolio manager and member of an Investment Policy Committee; other financial and academic experience.

Glenn Marchak

Significant experience serving as a member of the boards of New York Stock Exchange traded closed-end management investment companies and/or other business organizations, including in the role of Chairman of the audit committees.

Executive and portfolio management experience in the financial, investment management and mutual fund industries. Public accounting experience.

Also, additional information regarding each Trustee’s current age, principal occupations and other directorships, if any, that have been held by the Trustees is provided in the table below.

Additional Information About Each Trustee and the Funds’ Officers

The table below sets forth the names, addresses and ages of the Trustees and principal officers of the Funds, the year each was first elected or appointed to office, their term of office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee or the Fund Complex and their other directorships of public companies. Each Trustee holds office until the expiration of the term of the relevant class and the election and qualification of his successor, or until he sooner dies, resigns, retires or is disqualified or removed from office.

    INDEPENDENT TRUSTEES

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Alan Brott Birth Year: 1942 EDF: Class I EDI: Class I	Chairman of the Audit Committee; Trustee/Nominee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Expires: EDF: 2015 EDI: 2017 Term Expires (if elected): EDF: 2018	Columbia University - Associate Professor, 2000-Present; Consultant, 1991-Present.	10	Stone Harbor Investment Funds, Grosvenor Registered Multi-Strategy Fund, Excelsior Multi-Strategy Hedge Fund of Funds, Excelsior Private Markets Fund II and Excelsior Private Markets Fund III.
Heath B. McLendon Birth Year: 1933 EDF: Class II EDI: Class II	Trustee/Nominee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Expires: EDF: 2016 EDI: 2015 Term Expires (if elected): 2018	Retired; formerly Citigroup — Chairman of Equity Research Oversight Committee (retired December 31, 2006).	10	Stone Harbor Investment Funds

Patrick Sheehan Birth Year: 1947 EDF: Class III EDI: Class III	Trustee	Trustee: EDF: Since 2010 EDI: Since 2012 Term Expires: EDF: 2017 EDI: 2016	Retired; formerly, Citigroup Asset Management-Managing Director and Fixed Income Portfolio Manager, 1991-2002.	10	Stone Harbor Investment Funds
Glenn Marchak Birth Year: 1956 EDF: Class II EDI: Class II	Trustee/Nominee	Trustee: EDF Since 2015 EDI Since 2015 Term Expires (if elected): EDF: 2016 EDI: 2018	Chairman of Audit Committee, Apollo Tactical Income Fund Inc. (February 2013 to Present), Chairman of Audit Committee, Apollo Senior Floating Rate Fund Inc. (December 2010 – Present); Chairman of Audit Committee, Atlanta Equity Advisors/Resolvion (January 2010 – September 2014)	2	Apollo Tactical Income Fund Inc. and Apollo Senior Floating Rate Fund Inc.

INTERESTED TRUSTEE

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held by Trustee
Thomas K. Flanagan(3) Birth Year: 1953 EDF: Class I EDI: Class I	Chairman and Trustee/Nominee	Trustee: EDF: Since 2012 EDI: Since 2012 Term Expires: EDF: 2015 EDI: 2017 Term Expires (if elected): EDF: 2018	Since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1991.	10	Stone Harbor Investment Funds

(1)	The business address of each Trustee and Officer of the Funds is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.
(2)

The term “Fund Complex” as used herein includes the Funds and the following registered investment companies in addition to the Funds: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund.

(3)	Mr. Flanagan is an interested person of the Funds (as defined in the 1940 Act) (an “Interested Trustee”) because of his position with Stone Harbor.

OFFICERS

Name and Year of Birth(1)	Position(s) Held with the Fund	Term of Office And Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Peter J. Wilby Birth Year: 1958	President and Chief Executive Officer	EDF: Since 2010 EDI: Since 2012

Co-portfolio manager of the Fund; since April 2006, Chief Investment Officer of Stone Harbor; prior to April 2006, Chief Investment Officer — North American Fixed Income at Citigroup Asset Management; joined Citigroup or its predecessor firms in 1989.

Pablo Cisilino Birth Year: 1967	Executive Vice President	EDF: Since 2010 EDI: Since 2012

Co-portfolio manager of the Fund; since July 2006, Portfolio Manager of Stone Harbor; from June 2004 to July 2006, Executive Director for Sales and Trading in Emerging Markets at Morgan Stanley Inc.; prior to June 2004, Vice President for local markets and FX sales and trading, Goldman Sachs; joined Goldman Sachs in 1994.

James E. Craige Birth Year: 1967	Executive Vice President	EDF: Since 2010 EDI: Since 2012

Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Senior Portfolio Manager for emerging markets debt portfolios at Salomon Brothers Asset Management Inc.; joined Salomon Brothers Asset Management Inc. in 1992.

David Griffiths Birth Year: 1964	Executive Vice President	EDF: Since 2010 EDI: Since 2012

Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Senior Portfolio Manager and economist responsible for market opportunity analysis, hedging and alternative asset allocation strategies; joined Salomon Brothers Asset Management Limited in 1993.

Angus Halkett Birth Year: 1977	Executive Vice President	EDF: Since 2012 EDI: Since 2012

Co-portfolio manager of the Fund; since June 2011, Portfolio Manager of Stone Harbor; prior to joining Stone Harbor, Director at Deutsche Bank responsible for Central Europe rates trading and EMEA Local Markets Strategy; Assistant Fund Manager and Quantitative Analyst in Emerging Markets Fixed Income at F&C Asset Management.

David A. Oliver Birth Year: 1959	Executive Vice President	EDF: Since 2010 EDI: Since 2012	Co-portfolio manager of the Fund; since June 2008, Portfolio Manager of Stone Harbor; from 1986 to June 2008, Managing Director in Emerging Market sales and trading at Citigroup.

William Perry Birth Year: 1962	Executive Vice President	EDF: Since 2012 EDI: Since 2012

Co-portfolio manager of the Fund; since September 2012, Portfolio Manager of Stone Harbor; from August 2010 to August 2012, Emerging Markets Corporate Portfolio Manager at Morgan Stanley Investment Management; prior to 2010, Managing Director/Portfolio Manager in the Global Special Opportunities Group for Latin American Special Situations at JPMorgan/Chase.

David Scott Birth Year: 1961	Executive Vice President	EDF: Since 2010 EDI: Since 2012

Co-portfolio manager of the Fund; since April 2006, Portfolio Manager of Stone Harbor; prior to April 2006, Managing Director and Head of Traditional Investment Group responsible for the global bond portfolios at Salomon Brothers Asset Management Limited; joined Salomon Brothers Asset Management Limited in 1983.

Thomas M. Reynolds Birth Year: 1960	Principal Financial and Accounting Officer	EDF: Since 2014 EDI: 2014

Since February 2008, Controller of Stone Harbor; from February 2006 to February 2008, Vice President of Portfolio Administration for Goldman Sachs Asset Management; from 1991 to 2006, Citigroup Asset Management.

Adam J. Shapiro Birth Year: 1963	Chief Legal Officer and Secretary	EDF: Since 2010 EDI: Since 2012

Since April 2006, General Counsel of Stone Harbor; from April 2004 to March 2006, General Counsel, North American Fixed Income, Salomon Brothers Asset Management Inc.; from August 1999 to March 2004, Director of Product and Business Development, Citigroup Asset Management.

Jeffrey S. Scott Birth Year: 1959	Chief Compliance Officer and Assistant Secretary	EDF: Since 2010 EDI: Since 2012

Since April 2006, Chief Compliance Officer of Stone Harbor; from October 2005 to March 2006, Director of Compliance, New York Life Investment Management LLC; from July 1998 to September 2005, Chief Compliance Officer, Salomon Brothers Asset Management Inc.

Amanda Suss Birth Year: 1969	Treasurer	EDF: Since 2014 EDI: Since 2014

Since July 2011, Senior Finance Associate of Stone Harbor; from 2000 to July 2006, Director of Business Operations at Citigroup Asset Management; From April 1994 to April 2000, Mutual Fund Accounting Manager at Smith Barney Asset Management.

Vilma Valdez Birth Year: 1977	Assistant Secretary	EDF: Since 2015 EDI: Since 2015	Associate Counsel, ALPS, since 2014; Associate Counsel, First Data Corporation 2012 to 2014; Legal Counsel, Invesco 2009 to 2011; Secretary Centaur Funds.

Gina Meyer Birth Year: 1980	Assistant Treasurer	EDF: Since 2013 EDI: Since 2013

Since November 2012, Fund Controller for ALPS Fund Services, Inc.; from January 2011 to October 2012, Manager of Fund Accounting for Jackson National Asset Management; from August 2008 to January 2011, Supervisor of Fund Accounting for Jackson National Asset Management.

(1) The business address of each Trustee and Officer of the Funds is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

(2) Officers are typically elected every year, unless an officer earlier retires, resigns or is removed from office.

Beneficial Ownership of Common Shares Held in the Funds and in all Funds in the Fund Complex for Each Trustee and Nominee for Election as Trustee

Set forth in the table below is the dollar range of equity securities held in the Funds and on an aggregate basis for all funds overseen in a family of investment companies overseen by each Trustee.

Name of Trustee/Nominee	Dollar Range[1] of Equity Securities Held in:
	Stone Harbor Emerging Markets Income Fund[2]	Stone Harbor Emerging Markets Total Income Fund[2]	Aggregate Dollar Range of Equity Securities Held in All Funds in the Fund Complex[3]
Alan Brott	$10,001-$50,000	$10,001 - $50,000	$10,001-$50,000
Heath B. McLendon	$10,001-$50,000	$10,001 - $50,000	Over $100,000
Patrick Sheehan	$10,001-$50,000	$0	$10,001-$50,000
Thomas K. Flanagan	Over $100,000	Over $100,000	Over $100,000
Glenn Marchak	$0	$0	$0

(1)

This information has been furnished by each Trustee and nominee for election as Trustee as of December 31, 2014. “Beneficial Ownership” is determined in accordance with Section 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

(2)	Ownership amount constitutes less than 1% of the total Common Shares outstanding.
(3)

The term “Fund Complex” as used herein includes the Funds and the following registered investment companies: Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund, Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund.

Trustee Transactions with Fund Affiliates

As of December 31, 2014, none of the independent trustees, as such term is defined by the Listing Standards of the New York Stock Exchange (“NYSE”) (each an “Independent Trustee” and collectively the “Independent Trustees”), nor members of their immediate families owned securities, beneficially or of record, in the Investment Adviser, or an affiliate or person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser. Furthermore, over the past five years, neither the Independent Trustees nor members of their immediate families have had any direct or indirect interest, the value of which exceeds $120,000, in the Investment Adviser or any of its affiliates. In addition, since June 1, 2012, neither the Independent Trustees nor members of their immediate families have conducted any transactions (or series of transactions) or maintained any direct or indirect relationship in which the amount involved exceeds $120,000 and to which the Investment Adviser or any affiliate of the Investment Adviser was a party.

Trustee Compensation

The following tables set forth certain information regarding the compensation of the Trustees for the Stone Harbor Emerging Markets Income Fund for the fiscal year ended November 30, 2014 and for the Stone Harbor Emerging Markets Total Income Fund for the fiscal year ended May 31, 2014. Trustees and officers of the Funds who are employed by the Investment Adviser receive no compensation or expense reimbursement from the Funds.

Compensation Table For The Fiscal Year Ended November 30, 2014:

	Aggregate Compensation Paid From Stone Harbor Emerging Markets Income Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**
Alan Brott	$10,000	$84,000
Heath B. McLendon	$10,000	$84,000
Patrick Sheehan	$10,000	$84,000
Thomas K. Flanagan	$0	$0

*	Represents the total compensation paid to such persons by the Fund during the fiscal year ended November 30, 2014.
**

Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended by November 30, 2014. The term “Fund Complex” as used herein includes the Fund and the following registered investment companies: Stone Harbor Emerging Markets Total Income Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund and Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund.

Compensation Table For The Fiscal Year Ended May 31, 2014:

	Aggregate Compensation Paid From Stone Harbor Emerging Markets Total Income Fund*	Total Compensation From the Fund and Fund Complex Paid to Trustees**
Alan Brott	$20,000	$84,000
Heath B. McLendon	$20,000	$84,000
Patrick Sheehan	$20,000	$84,000
Thomas K. Flanagan	$0	$0

*	Represents the total compensation paid to such persons by the Fund during the fiscal year ended May 31, 2014.
**

Represents the total compensation paid to such persons by the Fund Complex during the fiscal year ended by May 31, 2014. The term “Fund Complex” as used herein includes the Funds and the following registered investment companies: Stone Harbor Emerging Markets Income Fund, Stone Harbor Emerging Markets Debt Fund, Stone Harbor High Yield Bond Fund, Stone Harbor Local Markets Fund, Stone Harbor Emerging Markets Corporate Debt Fund, Stone Harbor Investment Grade Fund and Stone Harbor Strategic Income Fund, Stone Harbor Emerging Markets Debt Allocation Fund and Stone Harbor Emerging Markets Debt Blend Fund.

The Stone Harbor Emerging Markets Income Fund currently pays each Independent Trustee a fee of (i) $2,500 per quarter and (ii) $250 for each additional meeting in which that Trustee participates. The Stone Harbor Emerging Markets Total Income Fund currently pays each Independent Trustee a fee of (i) $5,000 per quarter and (ii) $250 for each additional meeting in which that Trustee participates. Interested Trustees of the Fund are not compensated by the Fund. All Trustees are reimbursed for reasonable travel and out-of-pocket expenses incurred to attend such meetings. The aggregate remuneration (not including out-of-pocket expenses) paid to Messrs. Brott, McLendon and Sheehan during the fiscal year ended May 31, 2014 by the Stone Harbor Emerging Markets Total Income Fund equaled $20,000, $20,000 and $20,000, respectively, and during the fiscal year ended November 30, 2014 by the Stone Harbor Emerging Markets Income Fund equaled $10,000, $10,000 and $10,000, respectively.

During the fiscal year ended November 30, 2014, the Board of the Stone Harbor Emerging Markets Income Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

During the fiscal year ended May 31, 2014, the Board of the Stone Harbor Emerging Markets Total Income Fund met four times. Each Trustee then serving in such capacity attended at least 75% of the meetings of Trustees and of any Committee of which he is a member.

Board Structure and Leadership

The Board consists of five Trustees, four of whom are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”). The Chairman of the Board, Thomas K. Flanagan, is employed by the Investment Adviser as a portfolio manager. Mr. Flanagan is an Interested Trustee because of his position with the Investment Adviser. As noted above, the Trustees meet periodically throughout the year to oversee the Fund’s activities, review contractual arrangements with service providers for the Funds and review the Fund’s performance. The Board also has an Audit Committee and a Nominating Committee, each of which is composed exclusively of all of the Independent Trustees.

Neither Fund has a lead Independent Trustee. However, because much of each Board’s work is done at the Board (rather than the Committee) level, and because all of the Independent Trustees are members of the Audit Committee, each Trustee participates in the full range of the Board’s oversight duties, including oversight of the risk management process. In addition, although the Independent Trustees recognize that having a lead Independent Trustee may in some circumstances help coordinate communications with management and otherwise assist a board in the exercise of its oversight duties, the Independent Trustees believe that because of the relatively small size of the Board, the relatively small number of funds in the complex, the ratio of Independent Trustees to Interested Trustees and the good working relationship among the Board members, it has not been necessary to designate a lead Independent Trustee.

The Board periodically reviews its leadership structure, including the role of the Chairman. The Board also completes an annual self-assessment during which it reviews its leadership and committee structure and considers whether its structure remains appropriate in light of the Funds’ current operations. The Board believes that its leadership structure, including having an Interested Trustee as Chairman and the current percentage of the Board who are Independent Trustees, is appropriate given its specific characteristics. These characteristics include: (i) the Investment Adviser’s role in the operation of each Fund’s business; (ii) the extent to which the work of the Board is conducted by all of the Independent Trustees; (iii) the extent to which the Independent Trustees meet as needed in the absence of members of management and members of the Board who are “interested persons” of each Fund; and (iv) Mr. Flanagan’s additional role with the Investment Adviser, which enhances the Board’s understanding of the operations of the Investment Adviser and of each Fund.

Risk Management

The Board’s role is one of oversight, rather than active management. This oversight extends to each Fund’s risk management processes. These processes are embedded in the responsibilities of officers of, and service providers to, the Funds. For example, the Investment Adviser is primarily responsible for management of each Fund’s investment risks. The Board has not established a formal risk oversight committee. However, much of the regular work of the Board and its standing Committees addresses aspects of risk oversight. For example, the Trustees seek to understand the key risks facing each Fund, including those involving conflicts of interest, how management identifies and monitors these risks on an ongoing basis, how management develops and implements controls to mitigate these risks, and how management tests the effectiveness of those controls.

In the course of providing that oversight, the Board receives a wide range of reports on each Fund’s activities from the Investment Adviser, including regarding each Fund’s investment portfolio, the compliance of each Fund with applicable laws, and each Fund’s financial accounting and reporting. The Board also meets periodically with the Funds’ Chief Compliance Officer to receive reports regarding the compliance of each Fund with the federal securities laws and each Fund’s internal compliance policies and procedures and meets with the Funds’ Chief Compliance Officer at least annually to review the Chief Compliance Officer’s annual report, including the Chief Compliance Officer’s risk-based analysis for each Fund. The Board also meets periodically with the portfolio managers of each Fund to receive reports regarding the management of the Fund, including its investment risks.

Audit Committee

The Audit Committee’s primary purposes, in accordance with its written charter, are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the Funds, the qualifications and independence of the Funds’ independent registered public accounting firm and each Fund’s compliance with legal and regulatory requirements. The Audit Committee reviews the scope of each Fund’s audits, each Fund’s accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Independent Trustees of the Funds for their ratification, the selection, appointment, retention or termination of the Funds’ independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the Funds by the independent registered public accounting firm and all permissible non-audit services provided by the Funds’ independent registered public accounting firm to the Investment Adviser and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting and makes a determination about whether the provision of the foregoing services is compatible with maintaining the independence of the Funds’ independent registered public accountant. The Audit Committee members, all of whom are Independent Trustees, are: Alan Brott, Glenn Marchak, Heath B. McLendon and Patrick Sheehan.

The Audit Committee acts in accordance with the Audit Committee charter (the “Charter”) that was most recently reviewed and approved by the Funds’ Board of Trustees on April 16, 2014. The Charter is available at the Funds’ website, www.shiplpcef.com. Mr. Brott has been appointed as Chair of the Audit Committee. The Audit Committee is responsible for assisting the Board of Trustees of the Funds in fulfilling its oversight responsibilities relating to accounting and financial reporting policies and practices of each Fund, including, but not limited to: the adequacy of the Funds’ accounting and financial reporting processes, policies and practices; the integrity of each Fund’s financial statements; the adequacy of the Funds’ overall system of internal controls; each Fund’s compliance with legal and regulatory requirements; the qualification and independence of the Funds’ independent registered public accounting firm; the performance of each Fund’s internal audit function provided by the Investment Adviser and each Fund’s other service providers; and the review of the report required to be included in the Funds’ annual proxy statement by the rules of the SEC. The Audit Committee is also required to prepare an audit committee report to be included in the Funds’ annual proxy statement as required by Item 407(d)(3)(i) of Regulation S-K. It is the responsibility of the Funds’ service providers to maintain appropriate systems for accounting and internal control, and the Funds’ independent registered public accounting firm’s responsibility to plan and carry out a proper audit. The Funds’ independent registered public accounting firm is ultimately accountable to the Funds’ Board of Trustees and Audit Committee, as representatives of each Fund’s shareholders. The Funds’ independent registered public accounting firm reports directly to the Audit Committee.

The Audit Committee met three times during Stone Harbor Emerging Markets Total Income Fund’s fiscal year ended May 31, 2014 and three times during Stone Harbor Emerging Markets Income Fund’s fiscal year ended November 30, 2014.

Based on the findings of the Audit Committee, the Board has determined that Mr. Brott is each Fund’s “audit committee financial expert,” as defined in the rules promulgated by the SEC, and has accounting or related financial management expertise as required by NYSE Listing Standards.

Report of the Audit Committee of Stone Harbor Emerging Markets Total Income Fund

In performing its oversight function, at a meeting held on July 16, 2014, the Audit Committee reviewed and discussed with management of the Fund and the independent accountant, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended May 31, 2014, and discussed the audit of such financial statements with the Fund’s independent registered public accounting firm.

In addition, the Audit Committee discussed with the Fund’s independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the Fund’s independent registered public accounting firm required by the Statement of Auditing Standards No. 61, as amended or superseded (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the Fund’s independent registered public accounting firm the written disclosures and letters required by the applicable requirements of the PCAOB regarding the Fund’s independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Funds’ independent registered public accounting firm the Fund’s independent registered public accounting firm.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to its Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended May 31, 2014.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Alan Brott, Chairman

Heath B. McLendon

Patrick Sheehan

January 21, 2015

Mr. Marchak was appointed to the Audit Committee effective close of business on January 21, 2015.

Report of the Audit Committee of Stone Harbor Emerging Markets Income Fund

In performing its oversight function, at a meeting held on January 21, 2015, the Audit Committee reviewed and discussed with management of the Fund and the Fund’s independent registered public accounting firm, Deloitte & Touche LLP (“Deloitte”), the audited financial statements of the Fund as of and for the fiscal year ended November 30, 2014 and discussed the audit of such financial statements with the Fund’s independent registered public accounting firm.

In addition, the Audit Committee discussed with the Fund’s independent registered public accounting firm the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the Fund’s independent registered public accounting firm required by the Statement of Auditing Standards No. 61, as amended or superseded (AICPA, Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. The Audit Committee also received from the Fund’s independent registered public accounting firm the written disclosures and letters required by the applicable requirements of the PCAOB regarding the Fund’s independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the Fund’s independent registered public accounting firm the Fund’s independent registered public accounting firm’s independence.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent verification of the facts presented to it or representation made by management or the Fund’s independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions referred to above with management and the Fund’s independent registered public accounting firm, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommends to its Board of Trustees that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2014.

SUBMITTED BY THE AUDIT COMMITTEE OF THE FUND’S BOARD OF TRUSTEES

Alan Brott, Chairman

Heath B. McLendon

Patrick Sheehan

January 21, 2015

Mr. Marchak was appointed to the Audit Committee effective close of business on January 21, 2015.

Nominating Committee

The Nominating Committee’s primary purpose is to canvass, recruit, interview, solicit and nominate Trustees. The Nominating Committee will accept nominees recommended by a shareholder as it deems appropriate. Stockholders wishing to nominate a candidate for the Board must follow the procedures, abide by the timelines, submit the information and otherwise follow the requirements set forth in the Fund’s Bylaws. The Nominating Committee will consider nominees recommended by the Fund’s shareholders when a vacancy becomes available. Members of the Nominating Committee are: Alan Brott, Heath B. McLendon and Patrick Sheehan. The Nominating Committee met once during Stone Harbor Emerging Markets Total Income Fund’s fiscal year ended May 31, 2014 and once during Stone Harbor Emerging Markets Income Fund’s fiscal year ended November 30, 2014. The Nominating Committee does not have a written charter.

Compensation Committee

The Funds do not have a compensation committee. Due to the small size of the Board, the fact that much of the Board’s work is done at the Board (rather than the committee) level, that the Funds’ officers are paid by their respective employers and not by the Funds, and that the Independent Trustees review compensation arrangements for the Independent Trustees and submits its recommendations to the full Board of Trustees, the Board believes that it is appropriate not to have a separate compensation committee.

Other Board Related Matters

The Funds do not require Trustees to attend the annual meeting of shareholders. This is the Stone Harbor Emerging Markets Income Fund’s fourth annual shareholder meeting and the Stone Harbor Emerging Markets Total Income Fund’s second annual shareholder meeting.

REQUIRED VOTE

Stone Harbor Emerging Markets Income Fund

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present. Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of the Fund.

Stone Harbor Emerging Markets Total Income Fund

The election of each of the listed nominees for Trustee of the Fund requires the affirmative vote of the holders of a plurality of the votes cast by the holders of Common Shares represented at the Meeting, if a quorum is present. Quorum for purposes of the transaction of business at a shareholder meeting is thirty percent (30%) of the outstanding shares of the Fund.

EACH FUND’S BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT THE COMMON SHAREHOLDERS VOTE “FOR” THE ELECTION OF THE FUND’S RESPECTIVE NOMINEES.

The following table shows the ownership as of December 31, 2014 of Common Shares of each Fund by each Trustee and each Fund’s principal executive officer and principal financial officer (each an “Executive Officer” and together, the “Executive Officers”). Each Trustee and Executive Officer and all Trustees and Executive Officers as a group owned less than 1% of each Fund’s outstanding shares as of December 31, 2014.

Trustees and Executive Officers’ Names	Total Shares Owned
Name & Address(1)	EDF	EDI
Alan Brott	625.27	596.19
Heath B. McLendon	2195.00	2776.00
Patrick Sheehan	1480.98	0
Thomas K. Flanagan	7,826.00	6,910.00
Glenn Marchak	0	0
Peter J. Wilby*	48,943.79	34,103.21
Thomas M. Reynolds*	0	0
All Trustees and Executive Officers as a group	61,071.04	44,385.40

* Mr. Wilby is the Principal Executive Officer of each Fund. Mr. Reynolds is the Principal Financial Officer of each Fund.

(1) The business address for each Trustee and Officer of each Fund is c/o Stone Harbor Investment Partners LP, 31 West 52nd Street, 16th Floor, New York, NY 10019.

5% or Greater Shareholders

EDF
Percentage of Shares Held	Total Shares Owned
Common Shares(1)

First Trust Portfolios L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

First Trust Advisors L.P.

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

The Charger Corporation

120 East Liberty Drive, Suite 400

Wheaton, Illinois 60187

14.98%(a)	2,352,208(a)

EDI
	Percentage of Shares Held	Total Shares Owned
Common Shares
First Trust Portfolios L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 First Trust Advisors L.P. 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187 The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, Illinois 60187	16.70%	1,605,456(a)

(a) First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation filed their Schedule 13G jointly and did not differentiate holdings as to each entity.

(1) The table above shows 5% or greater shareholders’ ownership of Common Shares as of January 13, 2015. The information contained in this table is based on Schedule 13G filings made on or before January 13, 2015.

ADDITIONAL INFORMATION

Independent Registered Public Accounting Firm

Deloitte, 555 17th Street, 36th Floor, Denver, Colorado 80202, has been selected to serve as each of the Stone Harbor Emerging Markets Total Income Fund’s and Stone Harbor Emerging Markets Income Fund’s independent registered public accounting firm for the Funds’ fiscal years ending May 31, 2015 and November 30, 2015, respectively. Deloitte acted as each of the Stone Harbor Emerging Markets Total Income Fund’s and Stone Harbor Emerging Markets Income Fund’s independent registered public accounting firm for the Fund’s fiscal years ending May 31, 2014 and November 30, 2014, respectively. Neither Fund knows of any direct financial or material indirect financial interest of Deloitte in the respective Fund. A representative of Deloitte will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Principal Accounting Fees and Services - EDF

The following table sets forth for the Stone Harbor Emerging Markets Income Fund the aggregate fees billed by Deloitte for the Fund’s last two fiscal years as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
2014	2013	2014	2013	2014	2013	2014	2013
$68,000	$67,000	$0	$0	$5,040	$4,890	$0	$0

Principal Accounting Fees and Services - EDI

The following table sets forth for the Stone Harbor Emerging Markets Total Income Fund the aggregate fees billed by Deloitte for the Fund’s last two fiscal years as a result of professional services rendered for:

(1) Audit Fees for professional services provided by Deloitte for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements;

(2) Audit-Related Fees for assurance and related services by Deloitte that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under “Audit Fees”;

(3) Tax Fees for professional services by Deloitte for tax compliance, tax advice and tax planning; and

(4) All Other Fees for products and services provided by Deloitte other than those services reported in above under “Audit Fees,” “Audit Related Fees” and “Tax Fees”.

Audit Fees		Audit Related Fees		Tax Fees		All Other Fees
2014	2013	2014	2013	2014	2013	2014	2013
$59,000	$40,000	$0	$0	$4,890	$4,635	$0	$0

The Funds’ Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the independent registered public accountant to a Fund and all non-audit services to be provided by the independent registered public accountant to the Investment Adviser and the relevant Fund’s service providers controlling, controlled by or under common control with the Investment Adviser (“affiliates”) that provide on-going services to a Fund (a “Covered Services Provider”), if the engagement relates directly to the operations and financial reporting of the relevant Fund. The Audit Committee may delegate its responsibility to pre-approve any such audit and permissible non-audit services to the Chairman of the Audit Committee and the Chairman of the Audit Committee must report to the Audit Committee at its next regularly scheduled meeting after the Audit Committee Chairman’s pre-approval of such services, his decision(s). The Audit Committee may also establish detailed pre-approval policies and procedures for pre-approval of such services in accordance with applicable laws, including the delegation of some or all of the Audit Committee’s pre-approval responsibilities to other persons (other than the Investment Adviser or the relevant Fund’s officers). Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to a Fund, the Investment Adviser and any Covered Services Provider constitutes not more than 5% of the total amount of revenues paid by a Fund to its Fund’s independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by a Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the applicable Audit Committee and approved by the Audit Committee or Audit Committee Chairman prior to the completion of the audit. All of the audit, audit-related and tax services described above for which Deloitte billed the Stone Harbor Emerging Markets Total Income Fund fees for the fiscal year ended May 31, 2014 and the Stone Harbor Emerging Markets Income Fund for the fiscal year ended November 30, 2014 were pre-approved by the Audit Committee.

The Investment Adviser and Administrator

Stone Harbor Investment Partners LP is the investment adviser for each Fund, and its business address is 31 West 52nd Street, 16th Floor, New York, New York 10019.

ALPS Fund Services, Inc. is the administrator for each Fund, and its business address is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act, and the rules thereunder, require that the Funds’ officers and Trustees, officers and Directors of the Investment Adviser, affiliated persons of the Investment Adviser, and persons who beneficially own more than 10% of a registered class of the Fund’s shares file reports of ownership and changes in ownership with the SEC and the NYSE and to furnish the Fund with copies of all Section 16(a) forms they file. With respect to the Stone Harbor Emerging Markets Income Fund, based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Stone Harbor Emerging Markets Income Fund believes that during the fiscal year ended November 30, 2014, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with; with the exception of a statement of initial beneficial ownership on Form 3 of Mr. Reynolds, an officer of the Fund, a statement of initial beneficial ownership on Form 3 of Ms. Suss, an officer of the Fund, a statement of initial beneficial ownership on Form 3 of Ms. Meyer, an officer of the Fund, that were not filed within 10 days following the day on which they became a reporting person. None of the three aforementioned officers owned any Fund shares reportable on Form 3. With respect to the Stone Harbor Emerging Markets Total Income Fund, based solely on a review of the reports filed with the SEC and upon representations that no applicable Section 16(a) forms were required to be filed, the Stone Harbor Emerging Markets Total Income Fund believes that during fiscal year ended May 31, 2014, all Section 16(a) filing requirements applicable to the Fund’s officers, Trustees and greater than 10% beneficial owners were complied with; with the exception of a statement of beneficial ownership on Form 4 of Mr. Craige, an officer of the Fund, a statement of beneficial ownership on Form 4 of Mr. Cisilino, an officer of the Fund, and Mr. McLendon, trustee of the Fund, that were not filed before the end of the second business day following the day on which a transaction resulting in a change of beneficial ownership was executed; and a statement of initial beneficial ownership on Form 3 of Mr. Reynolds, an officer of the Fund, a statement of initial beneficial ownership on Form 3 of Ms. Suss, an officer of the Fund, a statement of initial beneficial ownership on Form 3 of Ms. Meyer, an officer of the Fund, that were not filed within 10 days following the day on which they became a reporting person. None of the three aforementioned officers owned any Fund shares reportable on Form 3.

Broker Non-Votes and Abstentions

The affirmative vote of a plurality of votes cast for each nominee by the holders entitled to vote for a particular nominee is necessary for the election of a nominee.

For the purpose of electing nominees, abstentions or broker non-votes will not be counted as votes cast and will have no effect on the result of the election. Abstentions or broker non-votes, however, will be considered to be present at the Meeting for purposes of determining the existence of each Fund’s quorum.

Shareholders of the Stone Harbor Emerging Markets Income Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report dated May 31, 2015, and shareholders of the Stone Harbor Emerging Markets Total Income fund will be informed of the voting results of the Meeting in the Fund’s Annual Report dated May 31, 2015.

OTHER MATTERS TO COME BEFORE THE MEETING

The Trustees of each Fund do not intend to present any other business at the Meeting, nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Communications with the Board of Trustees

Shareholders may mail written communications to a Fund’s Board, to committees of the Board or to specified individual Trustees in care of the Secretary of the relevant Fund, 31 West 52nd Street, 16th Floor, New York, New York 10019. All shareholder communications received by the Secretary will be forwarded promptly to the relevant Board, the relevant Board’s committee or the specified individual Trustees, as applicable, except that the Secretary may, in good faith, determine that a shareholder communication should not be so forwarded if it does not reasonably relate to a Fund or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in a Fund or is purely ministerial in nature.

SHAREHOLDER PROPOSALS

Proposals by shareholders intended to be presented at the Funds’ next annual meeting, anticipated to be held in March 2016 must be received at the principal executive offices of the Fund no later than September 21, 2015 for inclusion in the Funds’ proxy statement and proxy cards relating to that meeting. The submission by a shareholder of a proposal for inclusion in the proxy materials does not guarantee that it will be included. Shareholder proposals are subject to certain requirements under the federal securities laws and must be submitted in accordance with the relevant Fund’s Bylaws. Shareholders submitting any other proposal for a Fund intended to be presented at the next annual meeting (i.e., other than a proposal to be included in the relevant Fund’s proxy materials) must ensure that such proposal is delivered to or mailed and received at the principal executive offices of the relevant Fund, in good order and complying with all applicable legal requirements and requirements set forth in the relevant Fund’s Bylaws, no earlier than November 23, 2015 and no later than December 8, 2015. The submission of such a proposal does not guarantee that it will be included.

IF VOTING BY PAPER PROXIES, IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

BROADRIDGE
FINANCIAL SOLUTIONS, INC.
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

YOUR VOTE IS IMPORTANT!

To vote by Internet

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Go to website **www.proxyvote.com**
3) Follow the instructions provided on the website.

To vote by Telephone

1) Read the Proxy Statement and have the voting instruction card below at hand.
2) Call **1-800-690-6903**
3) Follow the instructions.

To vote by Mail

1) Read the Proxy Statement.
2) Check the appropriate box on the voting instruction card below.
3) Sign and date the voting instruction card.
4) Return the voting instruction card in the envelope provided.

If you vote by Telephone or Internet, you do not need to mail your voting instruction card.

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→ 1472 0797 1243 0451
*****ACCOUNT
86164W100
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TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: ☒

M80882-P58898

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

STONE HARBOR EMERGING MARKETS TOTAL INCOME FUND

02 1472079712430451

1. To Elect two (2) Trustees of the Fund:

01) Heath McLendon
02) Glenn Marchak

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee, mark "For All Except" and write the name of the nominee on the line below.

____

M80882

Please be sure to sign and date this voting instruction card.

Please sign this voting instruction card exactly as your name(s) appear(s) in the records of the Fund. If joint owners, either should sign. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature [PLEASE SIGN WITHIN BOX] Date

P58898-01S

Signature [Joint Owners] Date

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*****ACCOUNT